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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 15, 2005
Date of Report (Date of earliest event reported)

Alliance One International, Inc.
(Exact name of registrant as specified in its charter)

Virginia	000-25734, 001-13684	54-1746567
________________	_____________________________	____________________
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Bridge Street Danville, Virginia 24541 (Address of principal executive offices)

(434) 792-7511 (Registrant's telephone number, including area code)

DIMON Incorporated
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Alliance One International, Inc.

	ITEM 2.02	Regulation FD Disclosure

          On August 15 2005, Alliance One International, Inc. issued a press release announcing its operating and financial results for the quarter ended June 30, 2005.  A copy of the press release is attached hereto as Exhibit 99.1.

          The information in this report shall not be deemed to be “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language contained therein, except as shall be expressly set forth by specific release in such a filing.

	ITEM 9.01	Financial Statements and Exhibits

( c )	Exhibits

	Exhibit No.	Description
	99.1	Press release dated August 15, 2005

Alliance One International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2005	Alliance One International, Inc.
Registrant

By: /s/ Thomas G. Reynolds
______________________________________________
Thomas G. Reynolds Vice President - Controller (Chief Accounting Officer)

Alliance One International, Inc.

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.

99.1	Press Release, dated August 15, 2005………………	5 - 9

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